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                                  EXHIBIT 32.2

                       CERTIFICATION BY DAVID P. WILLIAMS
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Chief Financial Officer of Roto-Rooter, Inc. ("Company"), does hereby certify that:

          1) the Company's Annual Report on Form 10-K for the year ending December 31, 2003 ("Report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 10, 2004                                /s/ David P. Williams
                                                     ---------------------
                                                     David P. Williams
                                                     (Vice President and
                                                     Chief Financial Officer)